Earnings Conference Call First Quarter 2015 Exhibit 99.2

2 Cautionary Statement Information Current as of April 28, 2015 Except as expressly noted, the information in this presentation is current as of April 28, 2015 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update the presentation, except as may be required by law. Forward-Looking Statements Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward-looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; and general economic and financial market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the company’s most recent annual report on form 10-K and the company’s reports on forms 8- K and 10-Q filed with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time.

3 Leadership Presenting Today Jim Lobdell Senior VP of Finance, CFO & Treasurer Jim Piro President & CEO On Today’s Call ▪ Financial Performance ▪ Operational Update ▪ Economy and Customers ▪ Strategic Initiatives ▪ Financial Update ▪ Regulatory Update

4 Q1 2015 Earnings Results $2.18 NI in millions Q1 2014 Q1 2015 Net Income $58 $50 Diluted EPS $0.73 $0.62 $2.05- $2.20 2014 EPS 2015E EPS Q1 Q2 Q3 Q4 Q2 Q3 Q4 Q2-Q4: $1.43-$1.58 Q1

5 Warmest first quarter on record

6 Accomplishments and Operational Update

7 Economic Update (1) Net of approximately 1.5% of energy efficiency Economic Update ▪ Average customer count increased approximately 1% over past year ▪ Oregon added more than 56,000 new jobs in the past year, representing approximately 3% employment growth ▪ Unemployment of 4.8% in our operating area, below U.S and Oregon ▪ On track for weather-adjusted 2015 load growth of 1%(1)

New Generation: Baseload Resource



Carty Generating Station	
Project Location	Boardman, OR
Capacity / Fuel	440 MW / Natural Gas
Technology	Mitsubishi Turbine
EPC Contractor	Abener/Abengoa
Estimated In-Service Date	Q2 2016
Customer Price Impact	4.7 percent
Next Steps	Gas turbine & generator installed; steam turbine & generator shipped; welding on HRSG piping ongoing; construction ~50% complete



Seattle
Tacoma
Washington
Yakima
Kennewick
Wal
A
Hillsboro
Portland
McMinnville
Salem



Carty CapEx:

$450M



$135
$108
$172
$35
2013
2014
2015
2016

8

9 Rate Base and Capital Expenditures (in millions) 2013 2014 2015E 2016E TOTAL Base Capital Spending(1) $335 $342 $388 $340 $1,405 Port Westward Unit 2 $155 $118 $20 $293 Tucannon River Wind Farm $95 $380 $29 $504 Carty Generating Station $135 $108 $172 $35 $450 TOTAL $720 $948 $609 $375 $2,652 (1) Consists of board-approved ongoing CapEx and hydro relicensing per the Quarterly Form 10-Q filed on April 28, 2015 Note: Amounts exclude AFDC debt and equity Capital Expenditures $3.1B 2013 2016 13% CAGR $4.5B $1.4B of expected increase in rate base

10 2016 Integrated Resource Plan IRP Process Timeline 2015 Develop IRP / Public Process 2016 File IRP 2017 Acknowledgement from OPUC expected and RFP process commences Areas of Focus • Energy efficiency and demand side actions • Energy and capacity needs • Boardman replacement • 2020 Renewable Portfolio Standard requirement of 20% • Other topics

11 First Quarter 2015 Financial Results NI in millions Q1 2014 Q1 2015 Net Income $58 $50 Diluted EPS $0.73 $0.62 Key Quarter over Quarter Driver Lower retail sales due to unfavorable weather 

12 Q1 2015 Sources of Power Total Revenues and Net Variable Power Costs in millions Q1 2014 Q1 2015 Total Revenues $493 $473 Purchased Power & Fuel $184 $161 Less: Wholesale Sales $(17) $(19) Net Variable Power Costs $167 $142 45% 23% 10% 18% 4% 63% 9% 9% 13% Coal Natural Gas Hydro Wind Purchased Power Q1 2014 Sources of Power 6%

13 Operating Expenses In Millions Q1 2014 Q1 2015 Generation, Transmission & Distribution $54 $62 Administrative & General $54 $60 Total O&M $108 $122 Depreciation & Amortization $75 $75 Interest Expense, Net $25 $30 Other Income, Net $5 $5 Income Taxes $20 $10

14 General Rate Case - 2016 Test Year Proposed for 2016 Revenue increase: $66 Million Current projected average price increase: 3.7% Return on Equity (ROE): 9.9% Cost of Capital: 7.67% Capital Structure: 50% debt, 50% equity Rate Base: $4.5 billion Annual Revenue Increase ($mm) As Filed 2/12/2015 Base Business Needs $39 Supplemental Tariff Updates(1) ($56) Carty (annualized) $83 Annual Revenue Net Increase (annualized) $66 (1) Includes $26 million related to capital project deferrals expected to be fully recovered in 2015, $17 million of accelerated customer credits related to the settlement of a legal matter concerning costs associated with the operation of the ISFSI, a $15 million increase in customer credits related to the Residential Exchange Program, and other tariff updates.

15 Liquidity and Financing Senior Secured Senior Unsecured Outlook S&P A- BBB Stable Moody’s A1 A3 Stable Total Liquidity as of 3/31/2015(in millions) Credit Facilities $560 Commercial Paper -- Letters of Credit $(104) Cash $27 Available $483 2014-2015 Financing Plans Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Bank Loan Proceeds $305 million (1) First Mortgage Bonds $280 million $75 millio n (2) Settle Equity Forward ~ $270 million (1) $50 million of this bank loan was repaid in Q1 2015 (2) Funds from the $75 million issuance were used to repay $70 million of maturing bonds

16 Guidance Revised 2015 EPS Guidance: $2.05-$2.20 ▪ Remainder of the year load growth in line with annual weather adjusted growth of 1% over 2014; ▪ Normal thermal plant and wind operations for the remainder of the year; ▪ Depreciation and amortization expense between $300 and $310 million; and, ▪ Capital expenditures of approximately $609 million. ▪ Below average hydro conditions due to near record low snow-pack, resulting in a current run-off forecast of 79% of normal for all PGE owned and purchased hydro;